Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of NightFood Holdings, Inc. for the quarter ended December 31, 2020, I, Sean Folkson, Chief Executive Officer of NightFood Holdings, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Quarterly Report on Form 10-Q for the fiscal quarter ending December 31, 2020 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ending December 31, 2020, fairly presents, in all material respects, the financial condition and results of operations of NightFood Holdings, Inc.

February 22, 2021	By:	/s/ Sean Folkson,
Sean Folkson Chief Executive Officer (Principal Executive, Financial and Accounting Officer)